CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
CURRENT ASSETS
Accounts receivable, allowance for doubtful accounts	$ 489	$ 3,178
EQUITY
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	250,000,000	250,000,000
Common stock, shares outstanding (in shares)	140,729,487	140,419,487
Treasury stock, shares (in shares)	3,923,094	3,923,094